Fair Value of Assets and Liabilities - The Sensitivities Related to Market Servicing Rates and Prepayment Rates (Details) 10Q - LendingClub Corp [Member] - USD ($) $ in Thousands	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Change in rate	0.10%	0.10%
Fair Value, Measurements, Recurring [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Weighted-average total market servicing rate assumptions	0.63%	0.63%
Assets, servicing rate increase by .1%	$ (5,889)	$ (5,673)
Liabilities, servicing rate increase by .1%	741	964
Assets, servicing rate decrease by .1%	5,987	5,812
Liabilities, servicing rate decrease by .1%	$ (643)	$ (825)